Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2021

•Diluted EPS of $1.30 for the fourth quarter; $1.24 as adjusted
•Diluted EPS of $4.31 for the full year; $4.03 as adjusted
•Operating margin of 50.4% for the fourth quarter; 51.7% as adjusted
•Operating margin of 44.6% for the full year; 46.0% as adjusted
•Ending AUM of $106.6 billion; average AUM of $101.6 billion for the fourth quarter
•Net inflows of $1.8 billion for the fourth quarter

NEW YORK, NY, January 26, 2022—Cohen & Steers, Inc. (NYSE: CNS) today reported its operating results for the fourth quarter and year ended December 31, 2021.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended				Year Ended
	December 31, 2021	September 30, 2021	December 31, 2020		December 31, 2021	December 31, 2020
U.S. GAAP
Revenue	$159,629	$154,187	$116,460		$583,832	$427,536
Expenses	$79,123	$85,956	$128,374	(1)	$323,460	$332,479	(1)
Operating income (loss)	$80,506	$68,231	$(11,914)		$260,372	$95,057
Non-operating income (loss)	$6,837	$1,246	$6,989		$21,572	$(1,670)
Net income (loss) attributable to common stockholders	$64,482	$51,483	$(4,412)		$211,396	$76,584
Diluted earnings (loss) per share	$1.30	$1.05	$(0.09)		$4.31	$1.57
Operating margin	50.4%	44.3%	(10.2)%		44.6%	22.2%

As Adjusted (2)
Net income attributable to common stockholders	$61,264	$52,137	$37,082		$197,947	$125,291
Diluted earnings per share	$1.24	$1.06	$0.76		$4.03	$2.57
Operating margin	51.7%	45.6%	42.4%		46.0%	39.6%
_________________________

(1)Included expenses of $60.2 million and $60.6 million associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (PTA) for the fourth quarter and year ended December 31, 2020, respectively.
(2)Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

U.S. GAAP
This section discusses the financial results of the company as presented in accordance with U.S. GAAP.
Revenue
Revenue for the fourth quarter of 2021 was $159.6 million, an increase of $5.4 million, or 3.5%, from $154.2 million for the third quarter of 2021. The change was primarily due to:
•An increase of $3.1 million in investment advisory and administration fees from open-end funds attributable to higher average assets under management; and
•An increase of $2.2 million in performance fees from certain institutional accounts.
Expenses
Expenses for the fourth quarter of 2021 were $79.1 million, a decrease of $6.8 million, or 7.9%, from $86.0 million for the third quarter of 2021. The change was primarily due to:
•Lower employee compensation and benefits of $9.7 million, primarily due to a decrease in incentive compensation to reflect the actual amount to be paid;
•An increase in distribution and service fees of $725,000, primarily due to higher average assets under management in U.S. open-end funds; and
•Higher general and administrative expenses of $2.2 million, primarily due to an increase in travel and entertainment expenses of $492,000, higher hosted and sponsored conferences of $419,000 and an increase in recruitment fees of $331,000.
Operating Margin
Operating margin was 50.4% for the fourth quarter of 2021, compared with 44.3% for the third quarter of 2021. Operating margin represents the ratio of operating income to revenue.
Non-operating Income (Loss)

(in thousands)	Three Months Ended
	December 31, 2021				September 30, 2021
	Seed Investments		Other	Total	Seed Investments		Other	Total
Interest and dividend income—net	$701		$4	$705	$696		$23	$719
Gain (loss) from investments—net	6,865		—	6,865	(418)		—	(418)
Foreign currency gains (losses)—net	(125)		(608)	(733)	41		904	945
Total non-operating income (loss)	$7,441	(1)	$(604)	$6,837	$319	(1)	$927	$1,246
_________________________

(1) Seed investments included net income of $5.4 million and net loss of $96,000 attributable to third-party interests in consolidated company-sponsored funds for the three months ended December 31, 2021 and September 30, 2021, respectively.

Income Taxes
The effective tax rate for the fourth quarter of 2021 was 21.3%, compared with 26.0% for the third quarter of 2021. The effective tax rate for the fourth quarter of 2021 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes as well as limitations on the deductibility of executive compensation. These were partially offset by the cumulative effect of a change in the company's effective tax rate for the year and certain discrete tax items, the most significant being the reversal of certain liabilities associated with unrecognized tax benefits. The effective tax rate for the third quarter of 2021 differed from the U.S. federal statutory rate of 21.0% primarily due to state, local and foreign income taxes as well as limitations on the deductibility of executive compensation. These were partially offset by the cumulative effect of a change in the company’s estimated effective tax rate for the year.
As Adjusted
This section discusses as adjusted results. Please refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.
Revenue
Revenue, as adjusted, for the fourth quarter of 2021 was $159.7 million, compared with $154.3 million as adjusted, for the third quarter of 2021.
Revenue, as adjusted, excluded the consolidation of certain of the company's seed investments for both periods.
Expenses
Expenses, as adjusted, for the fourth quarter of 2021 were $77.1 million, compared with $83.9 million as adjusted, for the third quarter of 2021.
Expenses, as adjusted, excluded the following for both periods:
•The consolidation of certain of the company's seed investments; and
•Amounts related to the accelerated vesting of certain restricted stock units.
Operating Margin
Operating margin, as adjusted, for the fourth quarter of 2021 was 51.7%, compared with 45.6% as adjusted, for the third quarter of 2021.
Non-operating Income (Loss)
Non-operating loss, as adjusted, for the fourth quarter of 2021 was $542,000, compared with non-operating income, as adjusted, of $19,000 for the third quarter of 2021.
Non-operating income (loss), as adjusted, excluded the following for both periods:
•Results from the company's seed investments; and
•Net foreign currency exchange gains and losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
The effective tax rate, as adjusted, for the fourth quarter of 2021 was 25.4%, compared with 25.9% as adjusted, for the third quarter of 2021.
The effective tax rate, as adjusted, excluded the following for both periods:
•Tax effects associated with items noted above; and
•Discrete tax items.
Assets Under Management

(in millions)	As of
By Investment Vehicle	December 31, 2021	September 30, 2021	% Change
Institutional accounts	$42,727	$39,347	8.6%
Open-end funds	50,911	45,593	11.7%
Closed-end funds	12,991	12,320	5.4%
Total	$106,629	$97,260	9.6%

By Investment Strategy
U.S. real estate	$49,915	$43,045	16.0%
Preferred securities	26,987	26,715	1.0%
Global/international real estate	19,380	17,978	7.8%
Global listed infrastructure	8,763	8,138	7.7%
Other	1,584	1,384	14.5%
Total	$106,629	$97,260	9.6%

Assets under management at December 31, 2021 were $106.6 billion, an increase of 9.6% from $97.3 billion at September 30, 2021. The increase was driven by net inflows of $1.8 billion and market appreciation of $9.1 billion, partially offset by distributions of $1.6 billion.
Institutional Accounts
Assets under management in institutional accounts at December 31, 2021 were $42.7 billion, an increase of 8.6% from $39.3 billion at September 30, 2021. The change was primarily due to the following:
•Advisory:
◦Net outflows of $456 million, including $384 million from global/international real estate; and
◦Market appreciation of $2.2 billion, including $1.1 billion from U.S. real estate and $849 million from global/international real estate.
•Japan subadvisory:
◦Net outflows of $242 million, including $261 million from U.S. real estate;
◦Market appreciation of $1.6 billion, including $1.3 billion from U.S. real estate; and
◦Distributions of $276 million, including $262 million from U.S. real estate.
•Subadvisory excluding Japan:
◦Net outflows of $56 million; and
◦Market appreciation of $588 million, including $356 million from global/international real estate and $147 million from U.S. real estate.

Open-end Funds
Assets under management in open-end funds at December 31, 2021 were $50.9 billion, an increase of 11.7% from $45.6 billion at September 30, 2021. The change was primarily due to the following:
•Net inflows of $2.5 billion, including $1.6 billion into U.S. real estate and $514 million into preferred securities;
•Market appreciation of $3.9 billion, including $3.7 billion from U.S. real estate; and
•Distributions of $1.1 billion, including $737 million from U.S. real estate ($695 million of which was reinvested and included in net inflows) and $262 million from preferred securities ($199 million of which was reinvested and included in net inflows).
Closed-end Funds
Assets under management in closed-end funds at December 31, 2021 were $13.0 billion, an increase of 5.4% from $12.3 billion at September 30, 2021. The increase was due to net inflows of $20 million and market appreciation of $830 million, partially offset by distributions of $179 million.

Investment Performance as of December 31, 2021
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2021. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2021, cash, cash equivalents and seed investments were $248.2 million, compared with $241.0 million as of September 30, 2021. As of December 31, 2021, stockholders' equity was $255.2 million, compared with $264.5 million as of September 30, 2021, and the company continues to have no debt. During the fourth quarter of 2021, the company paid a special cash dividend of $60.3 million.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 27, 2022, at 10:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 800-909-8315 (U.S.) or +1-212-231-2911 (international); passcode: 22014947. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations—Press Releases.”
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on January 27, 2022 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 22014947. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Overview.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong and Tokyo.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2020 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2021	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
Revenue:
Investment advisory and administration fees	$148,637	$143,638	$107,940
Distribution and service fees	10,259	9,900	7,849
Other	733	649	671
Total revenue	159,629	154,187	116,460	3.5%	37.1%
Expenses:
Employee compensation and benefits	43,348	53,092	42,460
Distribution and service fees	20,631	19,906	73,820
General and administrative	14,213	11,981	10,966
Depreciation and amortization	931	977	1,128
Total expenses	79,123	85,956	128,374	(7.9%)	(38.4%)
Operating income (loss)	80,506	68,231	(11,914)	18.0%	*
Non-operating income (loss):
Interest and dividend income—net	705	719	626
Gain (loss) from investments—net	6,865	(418)	7,315
Foreign currency gain (loss)—net	(733)	945	(952)
Total non-operating income (loss)	6,837	1,246	6,989	448.7%	(2.2%)
Income (loss) before provision for income taxes	87,343	69,477	(4,925)	25.7%	*
Provision (benefit) for income taxes	17,412	18,090	(5,854)
Net income	69,931	51,387	929	36.1%	*
Net (income) loss attributable to redeemable noncontrolling interests	(5,449)	96	(5,341)
Net income (loss) attributable to common stockholders	$64,482	$51,483	$(4,412)	25.2%	*

Earnings (loss) per share attributable to common stockholders:
Basic	$1.33	$1.06	$(0.09)	25.1%	*
Diluted	$1.30	$1.05	$(0.09)	24.8%	*

Dividends declared per share:
Quarterly	$0.45	$0.45	$0.39	—%	15.4%
Special	$1.25	$—	$1.00	*	25.0%

Weighted average shares outstanding:
Basic	48,442	48,386	47,867
Diluted	49,429	49,262	48,857
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Year Ended
	December 31, 2021	December 31, 2020	% Change
Revenue:
Investment advisory and administration fees	$543,544	$395,037
Distribution and service fees	37,630	30,134
Other	2,658	2,365
Total revenue	583,832	427,536	36.6%
Expenses:
Employee compensation and benefits	195,443	156,457
Distribution and service fees	75,891	115,084
General and administrative	48,034	56,286
Depreciation and amortization	4,092	4,652
Total expenses	323,460	332,479	(2.7%)
Operating income (loss)	260,372	95,057	173.9%
Non-operating income (loss):
Interest and dividend income—net	2,877	3,362
Gain (loss) from investments—net	18,784	(4,116)
Foreign currency gain (loss)—net	(89)	(916)
Total non-operating income (loss)	21,572	(1,670)	*
Income before provision for income taxes	281,944	93,387	201.9%
Provision for income taxes	55,790	18,222
Net income	226,154	75,165	200.9%
Net (income) loss attributable to redeemable noncontrolling interests	(14,758)	1,419
Net income attributable to common stockholders	$211,396	$76,584	176.0%

Earnings per share attributable to common stockholders:
Basic	$4.38	$1.60	173.1%
Diluted	$4.31	$1.57	173.7%

Dividends declared per share:
Quarterly	$1.80	$1.56	15.4%
Special	$1.25	$1.00	25.0%

Weighted average shares outstanding:
Basic	48,316	47,800
Diluted	49,090	48,676
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2021	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
Institutional Accounts
Assets under management, beginning of period	$39,347	$40,156	$30,380
Inflows	611	1,380	1,089
Outflows	(1,365)	(1,996)	(1,097)
Net inflows (outflows)	(754)	(616)	(8)
Market appreciation (depreciation)	4,384	102	3,259
Distributions	(276)	(295)	(376)
Transfers	26	—	—
Total increase (decrease)	3,380	(809)	2,875
Assets under management, end of period	$42,727	$39,347	$33,255	8.6%	28.5%
Percentage of total assets under management	40.1%	40.5%	41.6%
Average assets under management	$40,929	$40,880	$32,071	0.1%	27.6%

Open-end Funds
Assets under management, beginning of period	$45,593	$43,532	$31,404
Inflows	5,574	4,321	3,996
Outflows	(3,049)	(2,320)	(2,303)
Net inflows (outflows)	2,525	2,001	1,693
Market appreciation (depreciation)	3,929	336	2,411
Distributions	(1,110)	(276)	(348)
Transfers	(26)	—	—
Total increase (decrease)	5,318	2,061	3,756
Assets under management, end of period	$50,911	$45,593	$35,160	11.7%	44.8%
Percentage of total assets under management	47.7%	46.9%	44.0%
Average assets under management	$48,054	$45,666	$33,175	5.2%	44.9%

Closed-end Funds
Assets under management, beginning of period	$12,320	$12,537	$8,719
Inflows	20	18	2,198
Outflows	—	(119)	—
Net inflows (outflows)	20	(101)	2,198
Market appreciation (depreciation)	830	31	711
Distributions	(179)	(147)	(135)
Total increase (decrease)	671	(217)	2,774
Assets under management, end of period	$12,991	$12,320	$11,493	5.4%	13.0%
Percentage of total assets under management	12.2%	12.7%	14.4%
Average assets under management	$12,647	$12,633	$10,169	0.1%	24.4%

Total
Assets under management, beginning of period	$97,260	$96,225	$70,503
Inflows	6,205	5,719	7,283
Outflows	(4,414)	(4,435)	(3,400)
Net inflows (outflows)	1,791	1,284	3,883
Market appreciation (depreciation)	9,143	469	6,381
Distributions	(1,565)	(718)	(859)
Total increase (decrease)	9,369	1,035	9,405
Assets under management, end of period	$106,629	$97,260	$79,908	9.6%	33.4%
Average assets under management	$101,630	$99,179	$75,415	2.5%	34.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Year Ended
	December 31, 2021	December 31, 2020	% Change
Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	6,152	7,192
Outflows	(5,563)	(4,418)
Net inflows (outflows)	589	2,774
Market appreciation (depreciation)	10,041	53
Distributions	(1,184)	(1,385)
Transfers	26	—
Total increase (decrease)	9,472	1,442
Assets under management, end of period	$42,727	$33,255	28.5%
Percentage of total assets under management	40.1%	41.6%
Average assets under management	$38,906	$29,883	30.2%

Open-end Funds
Assets under management, beginning of period	$35,160	$30,725
Inflows	19,542	17,556
Outflows	(10,765)	(12,135)
Net inflows (outflows)	8,777	5,421
Market appreciation (depreciation)	8,936	405
Distributions	(1,936)	(1,391)
Transfers	(26)	—
Total increase (decrease)	15,751	4,435
Assets under management, end of period	$50,911	$35,160	44.8%
Percentage of total assets under management	47.7%	44.0%
Average assets under management	$42,991	$30,152	42.6%

Closed-end Funds
Assets under management, beginning of period	$11,493	$9,644
Inflows	206	2,652
Outflows	(119)	(89)
Net inflows (outflows)	87	2,563
Market appreciation (depreciation)	2,033	(197)
Distributions	(622)	(517)
Total increase (decrease)	1,498	1,849
Assets under management, end of period	$12,991	$11,493	13.0%
Percentage of total assets under management	12.2%	14.4%
Average assets under management	$12,317	$9,140	34.8%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	25,900	27,400
Outflows	(16,447)	(16,642)
Net inflows (outflows)	9,453	10,758
Market appreciation (depreciation)	21,010	261
Distributions	(3,742)	(3,293)
Total increase (decrease)	26,721	7,726
Assets under management, end of period	$106,629	$79,908	33.4%
Average assets under management	$94,214	$69,175	36.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2021	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
Advisory
Assets under management, beginning of period	$22,818	$23,115	$16,093
Inflows	362	1,080	645
Outflows	(818)	(1,391)	(746)
Net inflows (outflows)	(456)	(311)	(101)
Market appreciation (depreciation)	2,211	14	1,636
Transfers	26	—	—
Total increase (decrease)	1,781	(297)	1,535
Assets under management, end of period	$24,599	$22,818	$17,628	7.8%	39.5%
Percentage of institutional assets under management	57.6%	58.0%	53.0%
Average assets under management	$23,650	$23,666	$17,167	(0.1%)	37.8%

Japan Subadvisory
Assets under management, beginning of period	$10,262	$10,503	$9,016
Inflows	62	123	235
Outflows	(304)	(175)	(152)
Net inflows (outflows)	(242)	(52)	83
Market appreciation (depreciation)	1,585	106	997
Distributions	(276)	(295)	(376)
Total increase (decrease)	1,067	(241)	704
Assets under management, end of period	$11,329	$10,262	$9,720	10.4%	16.6%
Percentage of institutional assets under management	26.5%	26.1%	29.2%
Average assets under management	$10,687	$10,669	$9,337	0.2%	14.5%

Subadvisory Excluding Japan
Assets under management, beginning of period	$6,267	$6,538	$5,271
Inflows	187	177	209
Outflows	(243)	(430)	(199)
Net inflows (outflows)	(56)	(253)	10
Market appreciation (depreciation)	588	(18)	626
Total increase (decrease)	532	(271)	636
Assets under management, end of period	$6,799	$6,267	$5,907	8.5%	15.1%
Percentage of institutional assets under management	15.9%	15.9%	17.8%
Average assets under management	$6,592	$6,545	$5,567	0.7%	18.4%

Total Institutional Accounts
Assets under management, beginning of period	$39,347	$40,156	$30,380
Inflows	611	1,380	1,089
Outflows	(1,365)	(1,996)	(1,097)
Net inflows (outflows)	(754)	(616)	(8)
Market appreciation (depreciation)	4,384	102	3,259
Distributions	(276)	(295)	(376)
Transfers	26	—	—
Total increase (decrease)	3,380	(809)	2,875
Assets under management, end of period	$42,727	$39,347	$33,255	8.6%	28.5%
Average assets under management	$40,929	$40,880	$32,071	0.1%	27.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Year Ended
	December 31, 2021	December 31, 2020	% Change
Advisory
Assets under management, beginning of period	$17,628	$15,669
Inflows	4,891	4,324
Outflows	(2,945)	(2,771)
Net inflows (outflows)	1,946	1,553
Market appreciation (depreciation)	4,999	406
Transfers	26	—
Total increase (decrease)	6,971	1,959
Assets under management, end of period	$24,599	$17,628	39.5%
Percentage of institutional assets under management	57.6%	53.0%
Average assets under management	$22,092	$15,650	41.2%

Japan Subadvisory
Assets under management, beginning of period	$9,720	$10,323
Inflows	305	1,601
Outflows	(1,075)	(626)
Net inflows (outflows)	(770)	975
Market appreciation (depreciation)	3,563	(193)
Distributions	(1,184)	(1,385)
Total increase (decrease)	1,609	(603)
Assets under management, end of period	$11,329	$9,720	16.6%
Percentage of institutional assets under management	26.5%	29.2%
Average assets under management	$10,335	$9,014	14.7%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,907	$5,821
Inflows	956	1,267
Outflows	(1,543)	(1,021)
Net inflows (outflows)	(587)	246
Market appreciation (depreciation)	1,479	(160)
Total increase (decrease)	892	86
Assets under management, end of period	$6,799	$5,907	15.1%
Percentage of institutional assets under management	15.9%	17.8%
Average assets under management	$6,479	$5,219	24.1%

Total Institutional Accounts
Assets under management, beginning of period	$33,255	$31,813
Inflows	6,152	7,192
Outflows	(5,563)	(4,418)
Net inflows (outflows)	589	2,774
Market appreciation (depreciation)	10,041	53
Distributions	(1,184)	(1,385)
Transfers	26	—
Total increase (decrease)	9,472	1,442
Assets under management, end of period	$42,727	$33,255	28.5%
Average assets under management	$38,906	$29,883	30.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2021	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
U.S. Real Estate
Assets under management, beginning of period	$43,045	$41,865	$29,610
Inflows	3,083	2,737	2,204
Outflows	(1,799)	(1,586)	(1,292)
Net inflows (outflows)	1,284	1,151	912
Market appreciation (depreciation)	6,672	489	2,886
Distributions	(1,052)	(420)	(573)
Transfers	(34)	(40)	(8)
Total increase (decrease)	6,870	1,180	3,217
Assets under management, end of period	$49,915	$43,045	$32,827	16.0%	52.1%
Percentage of total assets under management	46.8%	44.3%	41.1%
Average assets under management	$46,229	$44,085	$31,203	4.9%	48.2%

Preferred Securities
Assets under management, beginning of period	$26,715	$25,498	$19,010
Inflows	2,086	2,056	4,281
Outflows	(1,521)	(855)	(992)
Net inflows (outflows)	565	1,201	3,289
Market appreciation (depreciation)	10	202	1,070
Distributions	(337)	(226)	(192)
Transfers	34	40	8
Total increase (decrease)	272	1,217	4,175
Assets under management, end of period	$26,987	$26,715	$23,185	1.0%	16.4%
Percentage of total assets under management	25.3%	27.5%	29.0%
Average assets under management	$26,812	$26,123	$21,096	2.6%	27.1%

Global/International Real Estate
Assets under management, beginning of period	$17,978	$18,220	$13,863
Inflows	562	511	416
Outflows	(858)	(518)	(677)
Net inflows (outflows)	(296)	(7)	(261)
Market appreciation (depreciation)	1,775	(215)	1,648
Distributions	(77)	(20)	(36)
Total increase (decrease)	1,402	(242)	1,351
Assets under management, end of period	$19,380	$17,978	$15,214	7.8%	27.4%
Percentage of total assets under management	18.2%	18.5%	19.0%
Average assets under management	$18,642	$18,760	$14,612	(0.6%)	27.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	December 31, 2021	September 30, 2021	December 31, 2020	September 30, 2021	December 31, 2020
Global Listed Infrastructure
Assets under management, beginning of period	$8,138	$8,246	$6,299
Inflows	238	354	316
Outflows	(154)	(396)	(399)
Net inflows (outflows)	84	(42)	(83)
Market appreciation (depreciation)	607	(21)	562
Distributions	(66)	(45)	(49)
Total increase (decrease)	625	(108)	430
Assets under management, end of period	$8,763	$8,138	$6,729	7.7%	30.2%
Percentage of total assets under management	8.2%	8.4%	8.4%
Average assets under management	$8,479	$8,203	$6,665	3.4%	27.2%

Other
Assets under management, beginning of period	$1,384	$2,396	$1,721
Inflows	236	61	66
Outflows	(82)	(1,080)	(40)
Net inflows (outflows)	154	(1,019)	26
Market appreciation (depreciation)	79	14	215
Distributions	(33)	(7)	(9)
Total increase (decrease)	200	(1,012)	232
Assets under management, end of period	$1,584	$1,384	$1,953	14.5%	(18.9%)
Percentage of total assets under management	1.5%	1.4%	2.4%
Average assets under management	$1,468	$2,008	$1,839	(26.9%)	(20.2%)

Total
Assets under management, beginning of period	$97,260	$96,225	$70,503
Inflows	6,205	5,719	7,283
Outflows	(4,414)	(4,435)	(3,400)
Net inflows (outflows)	1,791	1,284	3,883
Market appreciation (depreciation)	9,143	469	6,381
Distributions	(1,565)	(718)	(859)
Total increase (decrease)	9,369	1,035	9,405
Assets under management, end of period	$106,629	$97,260	$79,908	9.6%	33.4%
Average assets under management	$101,630	$99,179	$75,415	2.5%	34.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Year Ended
	December 31, 2021	December 31, 2020	% Change
U.S. Real Estate
Assets under management, beginning of period	$32,827	$31,024
Inflows	11,538	11,114
Outflows	(6,499)	(6,478)
Net inflows (outflows)	5,039	4,636
Market appreciation (depreciation)	14,417	(574)
Distributions	(2,294)	(2,282)
Transfers	(74)	23
Total increase (decrease)	17,088	1,803
Assets under management, end of period	$49,915	$32,827	52.1%
Percentage of total assets under management	46.8%	41.1%
Average assets under management	$41,315	$28,972	42.6%

Preferred Securities
Assets under management, beginning of period	$23,185	$17,581
Inflows	8,802	10,979
Outflows	(5,053)	(5,828)
Net inflows (outflows)	3,749	5,151
Market appreciation (depreciation)	964	1,172
Distributions	(985)	(696)
Transfers	74	(23)
Total increase (decrease)	3,802	5,604
Assets under management, end of period	$26,987	$23,185	16.4%
Percentage of total assets under management	25.3%	29.0%
Average assets under management	$25,262	$18,278	38.2%

Global/International Real Estate
Assets under management, beginning of period	$15,214	$13,509
Inflows	3,263	4,122
Outflows	(2,833)	(2,436)
Net inflows (outflows)	430	1,686
Market appreciation (depreciation)	3,933	102
Distributions	(197)	(83)
Total increase (decrease)	4,166	1,705
Assets under management, end of period	$19,380	$15,214	27.4%
Percentage of total assets under management	18.2%	19.0%
Average assets under management	$17,688	$13,193	34.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Year Ended
	December 31, 2021	December 31, 2020	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$6,729	$8,076
Inflows	1,751	997
Outflows	(765)	(1,722)
Net inflows (outflows)	986	(725)
Market appreciation (depreciation)	1,256	(423)
Distributions	(208)	(199)
Total increase (decrease)	2,034	(1,347)
Assets under management, end of period	$8,763	$6,729	30.2%
Percentage of total assets under management	8.2%	8.4%
Average assets under management	$7,970	$6,972	14.3%

Other
Assets under management, beginning of period	$1,953	$1,992
Inflows	546	188
Outflows	(1,297)	(178)
Net inflows (outflows)	(751)	10
Market appreciation (depreciation)	440	(16)
Distributions	(58)	(33)
Total increase (decrease)	(369)	(39)
Assets under management, end of period	$1,584	$1,953	(18.9%)
Percentage of total assets under management	1.5%	2.4%
Average assets under management	$1,979	$1,760	12.4%

Total
Assets under management, beginning of period	$79,908	$72,182
Inflows	25,900	27,400
Outflows	(16,447)	(16,642)
Net inflows (outflows)	9,453	10,758
Market appreciation (depreciation)	21,010	261
Distributions	(3,742)	(3,293)
Total increase (decrease)	26,721	7,726
Assets under management, end of period	$106,629	$79,908	33.4%
Average assets under management	$94,214	$69,175	36.2%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company's operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share
(in thousands, except per share data)	Three Months Ended					Year Ended
	December 31, 2021		September 30, 2021		December 31, 2020	December 31, 2021	December 31, 2020
Net income (loss) attributable to common stockholders, U.S. GAAP	$64,482		$51,483		$(4,412)	$211,396	$76,584
Seed investments (1)	(1,438)		(168)		(2,574)	(5,870)	1,443
Accelerated vesting of restricted stock units	1,557		1,888		387	7,197	774
Initial public offering costs (2)	—		—		60,249	—	60,559
Rights offering costs (3)	—		—		—	—	11,859
Other non-recurring expenses (4)	—		—		500	—	500
Foreign currency exchange (gains) losses—net (5)	62		(908)		1,683	(475)	871
Tax adjustments (6)	(3,399)		(158)		(18,751)	(14,301)	(27,299)
Net income attributable to common stockholders, as adjusted	$61,264		$52,137		$37,082	$197,947	$125,291

Diluted weighted average shares outstanding	49,429		49,262		48,857	49,090	48,676
Diluted earnings (loss) per share, U.S. GAAP	$1.30		$1.05		$(0.09)	$4.31	$1.57
Seed investments	(0.03)		—	*	(0.05)	(0.12)	0.03
Accelerated vesting of restricted stock units	0.04		0.04		0.01	0.15	0.02
Initial public offering costs	—		—		1.23	—	1.24
Rights offering costs	—		—		—	—	0.24
Other non-recurring expenses	—		—		0.01	—	0.01
Foreign currency exchange (gains) losses—net	—	*	(0.02)		0.03	(0.01)	0.02
Tax adjustments	(0.07)		(0.01)		(0.38)	(0.30)	(0.56)
Diluted earnings per share, as adjusted	$1.24		$1.06		$0.76	$4.03	$2.57
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents costs associated with the initial public offering of the Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund (PTA). Costs are summarized in the following table:

Employee compensation and benefits	$—		$—		$1,317	$—	$1,317
Distribution and service fees	—		—		57,818	—	57,818
General and administrative	—		—		1,114	—	1,424
Initial public offering costs	$—		$—		$60,249	$—	$60,559

(3)Represents costs associated with the Cohen & Steers Quality Income Realty Fund, Inc. (RQI) rights offering, which were recorded in general and administrative expense in the first quarter of 2020.
(4)Represents non-recurring expenses, which were recorded in distribution and service fees in the fourth quarter of 2020.
(5)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(6)Tax adjustments are summarized in the following table:

Exclusion of tax effects associated with items noted above	$(952)		$(815)		$(14,316)	$(2,262)	$(17,119)
Exclusion of discrete tax items	(2,447)		657		(4,435)	(12,039)	(10,180)
Total tax adjustments	$(3,399)		$(158)		$(18,751)	$(14,301)	$(27,299)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income (Loss) and Operating Margin

(in thousands, except percentages)	Three Months Ended			Year Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Revenue, U.S. GAAP	$159,629	$154,187	$116,460	$583,832	$427,536
Seed investments (1)	108	104	95	411	281
Revenue, as adjusted	$159,737	$154,291	$116,555	$584,243	$427,817

Expenses, U.S. GAAP	$79,123	$85,956	$128,374	$323,460	$332,479
Seed investments (1)	(446)	(143)	(69)	(819)	(424)
Accelerated vesting of restricted stock units	(1,557)	(1,888)	(387)	(7,197)	(774)
Initial public offering costs (2)	—	—	(60,249)	—	(60,559)
Rights offering costs (3)	—	—	—	—	(11,859)
Other non-recurring expenses (4)	—	—	(500)	—	(500)
Expenses, as adjusted	$77,120	$83,925	$67,169	$315,444	$258,363

Operating income (loss), U.S. GAAP	$80,506	$68,231	$(11,914)	$260,372	$95,057
Seed investments (1)	554	247	164	1,230	705
Accelerated vesting of restricted stock units	1,557	1,888	387	7,197	774
Initial public offering costs (2)	—	—	60,249	—	60,559
Rights offering costs (3)	—	—	—	—	11,859
Other non-recurring expenses (4)	—	—	500	—	500
Operating income, as adjusted	$82,617	$70,366	$49,386	$268,799	$169,454

Operating margin, U.S. GAAP	50.4%	44.3%	(10.2)%	44.6%	22.2%
Operating margin, as adjusted	51.7%	45.6%	42.4%	46.0%	39.6%
__________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds.
(2)Represents costs associated with the initial public offering of PTA. Costs are summarized in the following table:

Employee compensation and benefits	$—	$—	$1,317	$—	$1,317
Distribution and service fees	—	—	57,818	—	57,818
General and administrative	—	—	1,114	—	1,424
Initial public offering costs	$—	$—	$60,249	$—	$60,559
(3)Represents costs associated with the RQI rights offering, which were recorded in general and administrative expense in the first quarter of 2020.
(4)Represents non-recurring expenses, which were recorded in distribution and service fees in the fourth quarter of 2020.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended			Year Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Non-operating income (loss), U.S. GAAP	$6,837	$1,246	$6,989	$21,572	$(1,670)
Seed investments (1)	(7,441)	(319)	(8,079)	(21,858)	2,157
Foreign currency exchange (gain) loss—net (2)	62	(908)	1,683	(475)	871
Non-operating income (loss), as adjusted	$(542)	$19	$593	$(761)	$1,358
_________________________

(1)Represents amounts related to the deconsolidation of seed investments in company-sponsored funds as well as non-operating (income) loss from seed investments that were not consolidated.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.